UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFTHE DELAWARE In Re. Big Lots, Inc. Debtor(s) § § § § Case No. 24-11967 Lead Case No. 24-11967 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/02/2024 Petition Date: 09/09/2024 Months Pending: 2 Industry Classification: 4 5 5 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Sophie Rogers Churchill 11/29/2024 Sophie Rogers Churchill 1201 North Market Street, P.O. Box 1347, Wilmington, DE 19899-1347 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 1 of 12

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Big Lots, Inc. Case No. 24-11967 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $34,849 $34,849 d. Cash balance end of month (a+b-c) $-34,849 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $34,849 $34,849 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $145,875,731 e. Total assets $648,111,832 f. Postpetition payables (excluding taxes) $-335,784 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $-4,399 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $-340,183 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $602,428 n. Total liabilities (debt) (j+k+l+m) $262,245 o. Ending equity/net worth (e-n) $647,849,586 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $196,746 e. General and administrative expenses $0 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $-196,746 $-299,042 Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 2 of 12

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Big Lots, Inc. Case No. 24-11967 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Big Lots, Inc. Case No. 24-11967 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Big Lots, Inc. Case No. 24-11967 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Big Lots, Inc. Case No. 24-11967 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 6 of 12

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Big Lots, Inc. Case No. 24-11967 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 7 of 12

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Big Lots, Inc. Case No. 24-11967 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 8 of 12

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Big Lots, Inc. Case No. 24-11967 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Jonathan Ramsden Signature of Responsible Party EVP, Chief Financial and Administrative Officer Printed Name of Responsible Party 11/29/2024 DateTitle Jonathan Ramsden Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 9 of 12

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Big Lots, Inc. Case No. 24-11967 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Big Lots, Inc. Case No. 24-11967 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Big Lots, Inc. Case No. 24-11967 PageFour PageThree Case 24-11967-JKS Doc 1265 Filed 11/29/24 Page 12 of 12

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: September 29, 2024 – November 2, 2024 1 SUPPORTING DOCUMENTATION TO UST FORM 11-MOR REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Schedule of Cash Receipts and Disbursements MOR-1 x Statement of Operations MOR-2 x Balance Sheet MOR-3 x Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 1 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: September 29, 2024 – November 2, 2024 2 Notes to the Monthly Operating Report General: The report includes activity from the following Debtors and related Case Numbers: Debtor Name Case No. Great Basin, LLC 24-11966 (JKS) Big Lots, Inc. 24-11967 (JKS) Consolidated Property Holdings, LLC 24-11968 (JKS) Big Lots Management, LLC 24-11969 (JKS) Big Lots Stores - PNS, LLC 24-11970 (JKS) Broyhill LLC 24-11971 (JKS) BLBO Tenant, LLC 24-11972 (JKS) Big Lots Stores, LLC 24-11973 (JKS) CSC Distribution LLC 24-11974 (JKS) Durant DC, LLC 24-11975 (JKS) Big Lots Stores - CSR, LLC 24-11976 (JKS) GAFDC LLC 24-11977 (JKS) Closeout Distribution, LLC 24-11978 (JKS) WAFDC, LLC 24-11979 (JKS) Big Lots eCommerce LLC 24-11980 (JKS) AVDC, LLC 24-11981 (JKS) PAFDC LLC 24-11982 (JKS) INFDC, LLC 24-11983 (JKS) Big Lots F&S, LLC 24-11984 (JKS) Introduction: On September 9, 2024 (the “Petition Date”), Big Lots, Inc. and its affiliated debtors and debtors in possession (collectively the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the ”Bankruptcy Court”), thereby commencing these cases jointly administered as In re: Big Lots, Inc., et al., No. 24-11967 (JKS) (“Chapter 11 Cases”). The Debtors are authorized to continue to manage and operate their businesses as debtors in possession under sections 1107 and 1108 of the Bankruptcy Code. On September 10, 2024, the Bankruptcy Court entered an order [Docket No. 95] authorizing the joint administration of these Chapter 11 Cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On September 23, 2024, the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) appointed an official committee pursuant to section 1102(a)(1) of the Bankruptcy Code [Docket No. 248]. Additional information about these Chapter 11 Cases, court filings, and claims information is available at the Debtors’ restructuring website: https://cases.ra.kroll.com/biglots. Accounting Principles: This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with the Debtors’ obligations to provide monthly operating reports during these Chapter 11 Cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all information and disclosures required by U.S. GAAP. The MOR is not intended to reconcile to any financial statement otherwise prepared or distributed by the Debtors. The Debtors have prepared this MOR using the best information presently available to them at this time, which has been collected, maintained, and prepared in accordance Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 2 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: September 29, 2024 – November 2, 2024 3 with their historical accounting practices. This MOR is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. General Methodology: The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Additionally, the information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments necessary to ensure that the quarterly and/or annual consolidated financial statements are in accordance with U.S. GAAP, including income tax accruals that would typically be made. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Because the Debtors’ accounting systems, policies, and practices were developed to produce financial statements at a consolidated level, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income or expenses have been recorded on the correct entity. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Reporting Period: This is the second MOR filed since the Petition Date and includes cash activity in MOR-1 from September 29, 2024 through November 2, 2024, the Debtors’ fiscal reporting period. In preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors and their advisors are not liable for and undertake no responsibility to indicate variations from security laws herein or for any evaluations of the Debtors based on this financial information or any other information. Carrying Value of Assets: Unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of the fiscal period and is not based upon an estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset set forth herein. Prepetition Liabilities Subject to Compromise: As a result of the Chapter 11 Cases, the payment of certain prepetition indebtedness may be subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. However, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims subject to certain terms and conditions. Past Performance: The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future. For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. Reservation of Rights: The Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. In future periods, any changes to prior period balances will be reflected in the current month’s MOR. Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 3 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: September 29, 2024 – November 2, 2024 4 Notes to Supporting Documentation Notes to MOR-1 Cash is received and disbursed by the Debtors as described in the Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing (A) Debtors to Continue to Maintain Existing Cash Management System, Bank Accounts, and Business Forms, (B) Debtors to Open and Close Bank Accounts, and (C) Financial Institutions to Administer the Bank Accounts and Honor and Process Related Checks and Transfers, (II) Waiving Deposit and Investment Requirements, and (III) Allowing Intercompany Transactions and Affording Administrative Expense Priority to Post-Petition Intercompany Claims [Docket No. 15] (the “Cash Management Motion”) and is consistent with the Debtors’ historical cash management practices. Debtor Big Lots Stores, LLC remits payments on behalf of other Debtor entities for certain expenses. The Debtors have made reasonable efforts to appropriate these expenses to their respective Debtors for purposes of MOR-1 and Form MOR-11 Part 1. Cash activity related to intercompany transfers among the Debtors are excluded from cash receipts and disbursements. As more fully described in the Debtors’ Cash Management Motion, the Debtors elected to enter a Dominion Period prior to the Petition Date. Transfers conducted in accordance with the Dominion Period requirements are included in the Debtors’ cash receipts and disbursements in this MOR. Figures include cash as reported in the Debtors’ bank statements. Reconciliation differences exist between bank statement balances and balance sheet cash balances due to ordinary course timing differences between payment execution in the Debtors’ financial system and disbursement of funds from Debtor bank accounts, as well as outstanding checks and deposits in transit. The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. Notes to UST Form 11-MOR, Part 1 Cash Receipts and Disbursements: Consistent with the guidance received from the U.S. Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to- debtor, transactions. As a result, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 will not agree with the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. For additional information on ending cash balances per the Debtors’ books and records, see the attached Summary of Cash Receipts and Disbursements. Notes to UST Form 11-MOR, Part 3 Assets Sold or Transferred: The Debtors have included information regarding the sale of certain real property leases and furniture, fixtures & equipment (“FF&E”). FF&E sales for the period of September 9, 2024 to September 28, 2024 were inadvertently omitted from the Debtors’ previously filed monthly operating reports, and therefore have been included in these current monthly operating reports. These sales were completed in conjunction with the Debtors’ overall process to close certain store locations. Notes to UST Form 11-MOR, Part 6 Postpetition Taxes: The Debtors’ books and records are typically maintained on a consolidated basis. The Debtors’ reasonably accessible records do not include information with respect to the Debtor entity liable for postpetition tax obligations. Consequently, information on postpetition tax obligations is included in this MOR under Debtor Big Lots Stores, LLC. The Debtors reserve their rights with respect to the Debtor entities ultimately liable for tax obligations. Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 4 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: September 29, 2024 – November 2, 2024 5 Notes to UST Form 11-MOR, Part 7 Questionnaire, item (a): Following the Petition Date, the Bankruptcy Court entered various orders authorizing the Debtors to, among other things, pay certain prepetition: (i) services, fees, and charges assessed by the Debtors’ bank; (ii) customer programs obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) insurance program obligations; (v) taxes and assessments; and (vi) critical vendor, 503(b)(9), lien, and foreign vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the reporting period on account of prepetition claims pursuant to authority granted to the Debtors by the Bankruptcy Court by the First Day Orders, such payments have been included in this MOR (subject to the notes and limitations provided herein). Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 5 of 14

In re: Big Lots, Inc., et al. Schedule of Cash Receipts and Disbursements - MOR-1 Case No (Jointly Administered): 24-11967 (JKS) Reporting Period: September 29 - November 2, 2024 Summary of Cash Receipts and Disbursements TIME PERIOD: 09/29/2024 through 11/02/2024 Debtor Name Case No. Receipts Disbursements Surplus / (Deficit) Great Basin, LLC 24-11966 -$ (17)$ (17)$ Big Lots, Inc. 24-11967 -$ (35)$ (35)$ Consolidated Property Holdings, LLC 24-11968 -$ -$ -$ Big Lots Management, LLC 24-11969 -$ (611)$ (611)$ Big Lots Stores - PNS, LLC 24-11970 14,106$ (33,132)$ (19,026)$ Broyhill LLC 24-11971 -$ -$ -$ BLBO Tenant, LLC 24-11972 -$ -$ -$ Big Lots Stores, LLC 24-11973 697,162$ (640,659)$ 56,503$ CSC Distribution LLC 24-11974 -$ (12,884)$ (12,884)$ Durant DC, LLC 24-11975 -$ (11,512)$ (11,512)$ Big Lots Stores - CSR, LLC 24-11976 2,390$ (2,929)$ (539)$ GAFDC LLC 24-11977 -$ -$ -$ Closeout Distribution, LLC 24-11978 29$ (14,286)$ (14,257)$ WAFDC, LLC 24-11979 -$ (362)$ (362)$ Big Lots eCommerce LLC 24-11980 -$ (452)$ (452)$ AVDC, LLC 24-11981 87$ (3,145)$ (3,058)$ PAFDC LLC 24-11982 -$ -$ -$ INFDC, LLC 24-11983 -$ -$ -$ Big Lots F&S, LLC 24-11984 -$ (158)$ (158)$ Total 713,774$ (720,184)$ (6,410)$ $USD in 000s Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 6 of 14

In re: Big Lots, Inc., et al. Schedule of Cash Receipts and Disbursements - MOR-1 Case No (Jointly Administered): 24-11967 (JKS) Reporting Period: September 29 - November 2, 2024 Schedule of Cash Receipts and Disbursements TIME PERIOD: 09/29/2024 through 11/02/2024 Cash Receipts Credit Card and Payment Processor Receipts 298,344$ Customer Receipts 69,454$ Debt Borrowing 336,170$ Other Receipts 9,806$ Total Receipts 713,774$ Cash Disbursements Credit Card Processor Obligations 4,151$ Debt Payments 384,201$ Freight 23,385$ Merchandise 144,578$ Other Expenses 16,831$ Payroll & Benefits 80,693$ Professional Fee Escrow 13,503$ Rent 30,199$ Taxes 22,644$ Total Disbursements 720,184$ $USD in 000s Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 7 of 14

In re: Big Lots, Inc., et al. Unaudited Statement of Operations for the fiscal month ended November 2, 2024 ‐ MOR‐2 Case No (Jointly Administered): 24‐11967 (JKS) Reporting Period: September 29 ‐ November 2, 2024 $USD in 000s Big Lots Stores, LLC Big Lots Stores - PNS, LLC Big Lots Stores - CSR, LLC Closeout Distribution, LLC AVDC, LLC Sales 240,193                       81,463                         14,507                         211                               723                               Misc Revenue 1,003                           (459)                              (291)                              (15)                                (9)                                  Total Revenue 241,196                       81,004                         14,216                         195                               714                               Cost of Goods Sold (168,568)                      (55,726)                        (9,226)                          (175)                              (670)                              Gross Margin  72,628                         25,278                         4,990                           20                                 44                                 Selling and admin expenses 273,415                       71,782                         8,051                           345                               51,390                         Depreciation Expense 24,082                         11,285                         794                               141                               60,615                         Operating Profit/(Loss) (224,869)                      (57,788)                        (3,855)                          (465)                              (111,961)                      Interest Expense (5,219)                          (14)                                (2)                                  (123)                              (0)                                  Other Income (expense) ‐                                ‐                                ‐                                ‐                                ‐                                Intercompany Charges 1,322                           447                               80                                 1                                   4                                   Reorganization Items, Net 212,530                       101,478                       4,104                           ‐                                117,264                       Pretax Income/(Loss) (16,237)                        44,124                         327                               (587)                              5,307                           Income Taxes 163                               ‐                                ‐                                ‐                                ‐                                Net Income/(Loss) (16,400)                        44,124                         327                               (587)                              5,307                           Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 8 of 14

In re: Big Lots, Inc., et al. Unaudited Statement of Operations for the fiscal month ended November 2, 2024 ‐ MOR‐2 Case No (Jointly Administered): 24‐11967 (JKS) Reporting Period: September 29 ‐ November 2, 2024 $USD in 000s Sales Misc Revenue Total Revenue Cost of Goods Sold Gross Margin  Selling and admin expenses Depreciation Expense Operating Profit/(Loss) Interest Expense Other Income (expense) Intercompany Charges Reorganization Items, Net Pretax Income/(Loss) Income Taxes Net Income/(Loss) Big Lots eCommerce LLC Big Lots Management, LLC Big Lots, Inc. Consolidated Property Holdings, LLC Broyhill LLC 2,340                           ‐                                ‐                                ‐                                ‐                                (124)                              ‐                                ‐                                ‐                                ‐                                2,217                           ‐                                ‐                                ‐                                ‐                                (1,032)                          ‐                                ‐                                ‐                                ‐                                1,184                           ‐                                ‐                                ‐                                ‐                                431                               2,909                           197                               ‐                                ‐                                1,347                           886                               ‐                                8                                   ‐                                (594)                              (3,795)                          (197)                              (8)                                  ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                13                                 0                                   ‐                                (1,867)                          ‐                                ‐                                (10,180)                        ‐                                ‐                                ‐                                (581)                              (13,975)                        (197)                              (1,875)                          ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                (581)                              (13,975)                        (197)                              (1,875)                          ‐                                Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 9 of 14

In re: Big Lots, Inc., et al. Unaudited Statement of Operations for the fiscal month ended November 2, 2024 ‐ MOR‐2 Case No (Jointly Administered): 24‐11967 (JKS) Reporting Period: September 29 ‐ November 2, 2024 $USD in 000s Sales Misc Revenue Total Revenue Cost of Goods Sold Gross Margin  Selling and admin expenses Depreciation Expense Operating Profit/(Loss) Interest Expense Other Income (expense) Intercompany Charges Reorganization Items, Net Pretax Income/(Loss) Income Taxes Net Income/(Loss) Great Basin, LLC Big Lots F&S, LLC CSC Distribution LLC Durant DC, LLC PAFDC LLC ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                (92)                                (96)                                ‐                                ‐                                ‐                                (92)                                (96)                                ‐                                (128)                              (1,661)                          (304)                              (491)                              ‐                                238                               405                               160                               74                                 ‐                                (110)                              1,256                           52                                 321                               ‐                                ‐                                ‐                                (216)                              (175)                              ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                (110)                              1,256                           (163)                              146                               ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                (110)                              1,256                           (163)                              146                               ‐                                Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 10 of 14

In re: Big Lots, Inc., et al. Unaudited Statement of Operations for the fiscal month ended November 2, 2024 ‐ MOR‐2 Case No (Jointly Administered): 24‐11967 (JKS) Reporting Period: September 29 ‐ November 2, 2024 $USD in 000s Sales Misc Revenue Total Revenue Cost of Goods Sold Gross Margin  Selling and admin expenses Depreciation Expense Operating Profit/(Loss) Interest Expense Other Income (expense) Intercompany Charges Reorganization Items, Net Pretax Income/(Loss) Income Taxes Net Income/(Loss) WAFDC, LLC INFDC, LLC BLBO Tenant, LLC GAFDC LLC ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                3                                   ‐                                ‐                                ‐                                197                               ‐                                ‐                                ‐                                (199)                              ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                (199)                              ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                ‐                                (199)                              ‐                                ‐                                ‐                                Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 11 of 14

In re: Big Lots, Inc., et al. Unaudited Balance Sheet for the fiscal month ended November 2, 2024 ‐ MOR‐3 Case No (Jointly Administered): 24‐11967 (JKS) Reporting Period: September 29 ‐ November 2, 2024 $USD in 000s Big Lots Stores, LLC Big Lots Stores - PNS, LLC Big Lots Stores - CSR, LLC Closeout Distribution, LLC AVDC, LLC Big Lots eCommerce LLC Big Lots Management, LLC Big Lots, Inc. ASSETS Current assets: Cash and cash equivalents 6,369 2,770 712 (3,080) 65 3,423 57,007 48 Intercompany balances (83,385) 473,329 57,683 65,035 43,096 14,781 (937,035) 153,543 Inventories 353,181 93,094 25,109 86,639 1,109 68 - - Other current assets 122,913 4,629 754 (3,939) (11,610) (817) 18,491 (7,714) Total current assets 399,078 573,822 84,259 144,656 32,659 17,455 (861,537) 145,876 Operating lease right-of-use assets 522,349 142,141 39,580 78,419 951 - - (0) Property and equipment - net 132,223 39,545 10,700 12,920 (900) (339) 87,940 - Deferred income taxes (0) 0 0 0 - - (0) (0) Other assets 17,459 2,355 118 3 487 - 10 308 Investment in Subsidiaries 156,179 - - - - - 471,246 501,929 Total Assets 1,227,288 757,863 134,657 235,999 33,197 17,116 (302,342) 648,112 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Accounts payable (26,195) 13,217 1,255 63,527 2,302 1,050 (10) 10 Current operating lease liabilities 0 (0) 0 - - - - - Property, payroll and other taxes 27,924 10,097 4,283 1,584 828 60 664 (4) Accrued operating expenses 27,757 4,687 741 1,218 104 4,578 27,127 0 Current maturities of long-term debt obligations - - - - - - - - Debtor in possession financing 387,921 - - - - - - - Insurance reserves 0 - - - - - - 0 Accrued salaries and wages 9,252 2,798 352 382 725 9 5,491 - Other Current Liabilities (64,416) (19,895) (903) 536 51,029 (246) 38,815 (346) Total current liabilities 362,243 10,904 5,728 67,248 54,988 5,451 72,085 (340) Long-term debt (171) - - - - - 171 - Noncurrent operating lease liabilities 0 - - - (0) - - - Income taxes payable - - - - - - - - Insurance reserves - - - - - - - - Unrecognized tax benefits 60 - - - - - - - Other liabilities (1) - - - - - - - - Liabilities Subject To Compromise 967,546 363,718 54,916 162,972 54,862 2,445 32,620 602 - Shareholders' equity/(deficit) (102,391) 383,241 74,013 5,779 (76,653) 9,220 (407,218) 647,850 Total Liabilities & Shareholders' Equity/(Deficit) 1,227,288 757,863 134,657 235,999 33,197 17,116 (302,342) 648,112 Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 12 of 14

In re: Big Lots, Inc., et al. Unaudited Balance Sheet for the fiscal month ended November 2, 2024 ‐ MOR‐3 Case No (Jointly Administered): 24‐11967 (JKS) Reporting Period: September 29 ‐ November 2, 2024 $USD in 000s ASSETS Current assets: Cash and cash equivalents Intercompany balances Inventories Other current assets Total current assets Operating lease right-of-use assets Property and equipment - net Deferred income taxes Other assets Investment in Subsidiaries Total Assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Accounts payable Current operating lease liabilities Property, payroll and other taxes Accrued operating expenses Current maturities of long-term debt obligations Debtor in possession financing Insurance reserves Accrued salaries and wages Other Current Liabilities Total current liabilities Long-term debt Noncurrent operating lease liabilities Income taxes payable Insurance reserves Unrecognized tax benefits Other liabilities Liabilities Subject To Compromise Shareholders' equity/(deficit) Total Liabilities & Shareholders' Equity/(Deficit) Consolidated Property Holdings, LLC Broyhill LLC Great Basin, LLC Big Lots F&S, LLC CSC Distribution LLC Durant DC, LLC PAFDC LLC WAFDC, LLC 53 - - (7) (3) (1) - - 32,359 - 8,969 5,145 94,157 73,990 (0) (2,642) - - - - 51,654 40,523 - - 5,465 (0) 18 5,366 (4,622) (3,019) - (30) 37,878 (0) 8,987 10,504 141,187 111,493 (0) (2,671) - - 1,001 - 49,793 68,798 0 - - - 12,432 (1,003) 14,924 5,805 - 94 0 - - (0) - 0 - - 15,750 - - - 86 77 - 1,376 - - - - - - - - 53,627 (0) 22,419 9,501 205,990 186,174 0 (1,201) - - 7,311 291 44,225 34,896 - - - - - - - 0 0 - 0 - 7 (5) 478 246 - - - - 6,026 28 1,473 909 - (1,244) - - - - - - - - - - - - - - - - - - - 0 - - - - - - - 2 424 290 - - (1,741) - (351) (34) 769 462 - - (1,741) - 12,993 282 47,369 36,803 0 (1,244) - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,136 - 5,980 1,193 153,254 144,793 0 466 54,232 (0) 3,447 8,026 5,366 4,577 - (423) 53,627 (0) 22,419 9,501 205,990 186,174 0 (1,201) Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 13 of 14

In re: Big Lots, Inc., et al. Unaudited Balance Sheet for the fiscal month ended November 2, 2024 ‐ MOR‐3 Case No (Jointly Administered): 24‐11967 (JKS) Reporting Period: September 29 ‐ November 2, 2024 $USD in 000s ASSETS Current assets: Cash and cash equivalents Intercompany balances Inventories Other current assets Total current assets Operating lease right-of-use assets Property and equipment - net Deferred income taxes Other assets Investment in Subsidiaries Total Assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Accounts payable Current operating lease liabilities Property, payroll and other taxes Accrued operating expenses Current maturities of long-term debt obligations Debtor in possession financing Insurance reserves Accrued salaries and wages Other Current Liabilities Total current liabilities Long-term debt Noncurrent operating lease liabilities Income taxes payable Insurance reserves Unrecognized tax benefits Other liabilities Liabilities Subject To Compromise Shareholders' equity/(deficit) Total Liabilities & Shareholders' Equity/(Deficit) INFDC, LLC BLBO Tenant, LLC GAFDC LLC - - - 0 (12) 1,027 - - - - - (66) 0 (12) 961 0 - 3,766 - - - - - - - - - - - - 0 (12) 4,727 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0) (12) 4,727 - - - (0) (12) 4,727 Case 24-11967-JKS Doc 1265-1 Filed 11/29/24 Page 14 of 14